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                                                                    EXHIBIT 99.1

                                                                  EXECUTION COPY




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                    AMENDED AND RESTATED DECLARATION OF TRUST

                                       OF

                           HEARST-ARGYLE CAPITAL TRUST

                          Dated as of December 20, 2001

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                                                 TABLE OF CONTENTS

                                                                                                               Page


                                                     ARTICLE I
                                          Interpretation and Definitions

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SECTION 1.1.           Definitions................................................................................2

                                                    ARTICLE II
                                               List of Holders, Etc.

SECTION 2.1.           Lists of Holders of Securities.............................................................8
SECTION 2.2.           Events of Default; Waiver..................................................................8
SECTION 2.3.           Event of Default; Notice...................................................................9

                                                    ARTICLE III
                                                   Organization

SECTION 3.1.           Name......................................................................................10
SECTION 3.2.           Office....................................................................................10
SECTION 3.3.           Purpose...................................................................................10
SECTION 3.4.           Authority.................................................................................10
SECTION 3.5.           Title to Property of the Trust............................................................10
SECTION 3.6.           Powers and Duties of the Administrative Trustees..........................................11
SECTION 3.7.           Prohibition of Actions by the Trust and the Trustees on behalf of the
                       Trust.....................................................................................13
SECTION 3.8.           Powers and Duties of the Property Trustee.................................................13
SECTION 3.9.           Certain Duties and Responsibilities of the Property Trustee...............................15
SECTION 3.10.          Certain Rights of Property Trustee........................................................17
SECTION 3.11.          Delaware Trustee..........................................................................19
SECTION 3.12.          Execution of Documents....................................................................19
SECTION 3.13.          Not Responsible for Recitals or Issuance of Securities....................................19
SECTION 3.14.          Duration of Trust.........................................................................19
SECTION 3.15.          Mergers...................................................................................19

                                                    ARTICLE IV
                                                      Sponsor

SECTION 4.1.           Sponsor's Purchase of Common Securities...................................................21
SECTION 4.2.           Responsibilities of the Sponsor...........................................................21
SECTION 4.3.           Guarantee of Payment of Trust Obligations.................................................21

                                                     ARTICLE V
                                                     Trustees

SECTION 5.1.           Number of Trustees........................................................................22
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SECTION 5.2.           Delaware Trustee..........................................................................22
SECTION 5.3.           Property Trustee; Eligibility.............................................................22
SECTION 5.4.           Qualifications of Administrative Trustees and Delaware Trustee Generally..................23
SECTION 5.5.           Initial Trustees..........................................................................23
SECTION 5.6.           Appointment, Removal and Resignation of Trustees..........................................23
SECTION 5.7.           Vacancies among Trustees..................................................................25
SECTION 5.8.           Effect of Vacancies.......................................................................25
SECTION 5.9.           Meetings..................................................................................26
SECTION 5.10.          Delegation of Power.......................................................................26
SECTION 5.11.          Merger, Conversion, Consolidation or Succession to Business...............................26

                                                    ARTICLE VI
                                                   Distributions

SECTION 6.1.           Distributions.............................................................................27

                                                    ARTICLE VII
                                              Issuance of Securities

SECTION 7.1.           General Provisions Regarding Securities...................................................27
SECTION 7.2.           Execution and Authentication..............................................................27
SECTION 7.3.           Form and Dating...........................................................................28
SECTION 7.4.           Registrar, Paying Agent and Conversion Agent..............................................29
SECTION 7.5.           Paying Agent to Hold Money in Trust.......................................................29
SECTION 7.6.           Replacement Securities....................................................................30
SECTION 7.7.           Outstanding Preferred Securities..........................................................30
SECTION 7.8.           Preferred Securities in Treasury..........................................................30
SECTION 7.9.           Temporary Securities......................................................................30
SECTION 7.10.          Cancellation..............................................................................31

                                                   ARTICLE VIII
                                       Dissolution and Termination of Trust

SECTION 8.1.           Dissolution and Termination of Trust......................................................31

                                                    ARTICLE IX
                                               Transfer and Exchange

SECTION 9.1.           General...................................................................................32
SECTION 9.2.           Transfer Procedures and Restrictions......................................................33
SECTION 9.3.           Deemed Security Holders...................................................................34

                                                     ARTICLE X
                       Limitation of Liability of Holders of Securities, Trustees or Others

                                                       (ii)
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SECTION 10.1.          Liability.................................................................................35
SECTION 10.2.          Exculpation...............................................................................35
SECTION 10.3.          Fiduciary Duty............................................................................35
SECTION 10.4.          Indemnification...........................................................................36
SECTION 10.5.          Outside Businesses........................................................................37

                                                    ARTICLE XI
                                                    Accounting

SECTION 11.1.          Fiscal Year...............................................................................37
SECTION 11.2.          Certain Accounting Matters................................................................37
SECTION 11.3.          Banking...................................................................................38
SECTION 11.4.          Withholding...............................................................................38

                                                    ARTICLE XII
                                              Amendments and Meetings

SECTION 12.1.          Amendments................................................................................38
SECTION 12.2.          Meetings of the Holders of Securities; Action by Written Consent..........................40

                                                   ARTICLE XIII
                             Representations of Property Trustee and Delaware Trustee

SECTION 13.1.          Representations and Warranties of Property Trustee........................................41
SECTION 13.2.          Representations and Warranties of Delaware Trustee........................................42

                                                    ARTICLE XIV
                                                Registration Rights

SECTION 14.1.          Registration Rights.......................................................................43

                                                    ARTICLE XV
                                                   Miscellaneous

SECTION 15.1.          Notices...................................................................................43
SECTION 15.2.          Governing Law.............................................................................44
SECTION 15.3.          Intention of the Parties..................................................................44
SECTION 15.4.          Headings..................................................................................45
SECTION 15.5.          Successors and Assigns....................................................................45
SECTION 15.6.          Partial Enforceability....................................................................45
SECTION 15.7.          Counterparts..............................................................................45


                                                       (iii)
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ANNEX I           Terms of 7.5% Convertible Preferred Securities, Series A and Series B, and 7.5%
                  Convertible Common Securities, Series A and Series B

Exhibit A-1       Form of Series A Preferred Security
Exhibit A-2       Form of Series B Preferred Security
Exhibit A-3       Form of Series A Common Security
Exhibit A-4       Form of Series B Common Security


                                                       (iv)
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                    AMENDED AND RESTATED DECLARATION OF TRUST

                                       OF

                           HEARST-ARGYLE CAPITAL TRUST

                  AMENDED AND RESTATED DECLARATION OF TRUST (this "Declaration") dated and effective as of December 20, 2001, by the undersigned trustees (together with all other Persons from time to time duly appointed and serving as trustees in accordance with the provisions of this Declaration, the "Trustees"), Hearst-Argyle Television, Inc., a Delaware corporation, as trust sponsor (the "Sponsor"), and by the holders, from time to time, of undivided beneficial interests in the assets of the Trust issued pursuant to this Declaration.

                                    RECITALS

                  WHEREAS, the Trustees and the Sponsor established a trust (the "Trust") under the Business Trust Act (as hereinafter defined) pursuant to a Declaration of Trust dated as of November 29, 2001 (the "Original Declaration"), and a Certificate of Trust was filed with the Secretary of State of the State of Delaware on November 30, 2001, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Debentures (as hereinafter defined) of the Debenture Issuer (as hereinafter defined); and

                  WHEREAS, as of the date hereof, no interests in the Trust have been issued; and

                  WHEREAS, pursuant to the Registration Rights Agreement (as hereinafter defined) the Sponsor has agreed for the benefit of the Holders of the Preferred Securities and the Debentures that (i) it will, at its cost, prior to May 20, 2002 file a Shelf Registration Statement (as hereinafter defined) with the Securities and Exchange Commission (the "Commission") with respect to resales of the Common Stock issuable upon conversion of the Preferred Securities and the Debentures and (ii) prior to August 19, 2002, such shelf registration statement shall be declared effective by the Commission; and

                  WHEREAS, the parties hereto, by this Declaration, amend and restate each and every term and provision of the Original Declaration;

                  NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders from time to time of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

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                                   ARTICLE I

                         Interpretation and Definitions

           SECTION 1.1. Definitions. Unless the context otherwise requires:

           (a) capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

           (b) a term defined anywhere in this Declaration has the same meaning throughout;

           (c) all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

           (d) all references in this Declaration to Articles and Sections and Exhibits are to Articles and Sections of and Exhibits to this Declaration unless otherwise specified; and

           (e) a reference to the singular includes the plural and vice versa.

           "Administrative Trustee" means any Trustee other than the Property Trustee and the Delaware Trustee.

           "Affiliate" means, at any time, with respect to any Person (including without limitation the Trust), any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Sponsor.

           "Agent" means any Registrar, Paying Agent or Conversion Agent, as respectively defined in Section 7.4, and includes any co-registrar or additional paying agent or conversion agent appointed pursuant to Section 7.4.

           "Appointment Event" means an event defined in the terms of the Preferred Securities, as set forth in Annex I, which entitles the Holders of a Majority in liquidation amount of the Preferred Securities to appoint a Special Administrative Trustee.

           "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

           "Beneficiaries" has the meaning set forth in Section 4.3(a).

           "Business Day" means any day other than a day on which banking institutions in New York, New York or Wilmington, Delaware are authorized or required by law to close.

           "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Codess.3801 et seq., as it may be amended from time to time.

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           "Certificate" means a certificate representing a Common Security or a
Preferred Security.

           "Closing Date" means the date of the Closing as defined in the Purchase Agreement.

           "Code" means the Internal Revenue Code of 1986, as amended.

           "Commission" means the Securities and Exchange Commission.

           "Common Securities" has the meaning specified in Section 7.1(a). The term "Common Securities" as used herein means all Common Securities (irrespective of series unless otherwise specified).

           "Common Securities Purchase Agreement" means the Common Securities Purchase Agreement dated as of December 20, 2001 between the Sponsor and the Trust.

           "Common Securities Guarantee" means the Common Securities Guarantee Agreement dated as of December 20, 2001, of the Sponsor in respect of the Common Securities.

           "Common Stock" means the Series A Common Stock, $0.01 par value, of the Sponsor.

           "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "Controlling" and "Controlled" have meanings correlative to the foregoing.

           "Controlled Affiliate" means, at any time, with respect to any Person (including without limitation the Trust), any other Person that at such time directly or indirectly through one or more intermediaries is Controlled by such first Person. Unless the context otherwise clearly requires, any reference to a "Controlled Affiliate" is a reference to a Controlled Affiliate of the Sponsor.

           "Conversion Agent" has the meaning set forth in Section 7.4.

           "Covered Person" means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

           "Debenture Issuer" means the Sponsor in its capacity as issuer of the Debentures.

           "Debenture Purchase Agreement" means the Debenture Purchase Agreement dated as of December 20, 2001 between the Debenture Issuer and the Trust.

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           "Debenture Trustee" means Wilmington Trust Company, a Delaware banking corporation, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

           "Debentures" means two series of Debentures to be issued by the Debenture Issuer under the Indenture to be held by the Property Trustee.

           "Delaware Trustee" has the meaning set forth in Section 5.2.

           "Direct Placement Memorandum" means the Direct Placement Memorandum dated November 2001, relating to the issuance by the Trust of Preferred Securities.

           "Distribution" means a distribution payable to Holders of Securities in accordance with Section 6.1.

           "Event of Default" in respect of the Securities means an Event of Default (as defined in the Indenture) has occurred and is continuing in respect of the Debentures.

           "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

           "Holder" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

           "Indemnified Person" means (a) any Trustee; (b) any Affiliate of any Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Trustee; or (d) any employee or agent of the Trust or its Affiliates.

           "Indenture" means the Indenture dated as of December 20, 2001, between the Debenture Issuer and Wilmington Trust Company, as trustee.

           "Investment Company" means an investment company as defined in the Investment Company Act.

           "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

           "Legal Action" has the meaning set forth in Section 3.6(g).

           "List of Holders" has the meaning set forth in Section 2.1.

           "Majority in liquidation amount of the Securities" means, except as provided in the terms of the Preferred Securities or, as the context may require, the Common Securities, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount and liquidation preference or liquidation amount or liquidation preference, as applicable (including the stated amount that would be paid on redemption,

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liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities or Securities of the relevant class, as applicable.

           "Ministerial Action" has the meaning set forth in the terms of the Securities as set forth in Annex I.

           "Obligations" means any costs, expenses or liabilities of the Trust, other than obligations of the Trust to pay to Holders of any Securities or other similar interests in the Trust the amounts due such Holders pursuant to the terms of the Securities or such other similar interests, as the case may be.

           "Officers' Certificate" means, with respect to any Person, a certificate signed by two Authorized Officers of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

           (a) a statement that each officer signing the Certificate has read the covenant or condition and the definition relating thereto;

           (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Certificate;

           (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

           (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

           "Paying Agent" has the meaning set forth in Section 7.4.

           "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

           "Preferred Securities" has the meaning specified in Section 7.1(a) The term "Preferred Securities" as used herein means all Preferred Securities (irrespective of series unless otherwise specified).

           "Preferred Securities Guarantee" means the Preferred Securities Guarantee Agreement dated as of December 20, 2001, between the Sponsor and Wilmington Trust Company, as Preferred Guarantee Trustee, in respect of the Preferred Securities.

           "Property Trustee" means the Trustee meeting the eligibility requirements set forth in Section 5.3.

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           "Property Trustee Accounts" has the meaning set forth in Section
3.8(c).

           "Purchase Agreement" has the meaning set forth in Section 7.3.

           "Quorum" means a majority of the Administrative Trustees or, if there are only two Administrative Trustees, both of them.

           "Registrar" has the meaning set forth in Section 7.4.

           "Registration Rights Agreement" means the Registration Rights Agreement dated as of December 20, 2001 between the Sponsor and the Purchasers named in the Purchase Agreement.

           "Related Party" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

           "Responsible Officer" means, with respect to the Property Trustee, any vice-president, any assistant vice-president, any assistant treasurer, any trust officer or assistant trust officer or any other officer in the corporate trust department of the Property Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

           "Restricted Securities Legend" means a legend for each Preferred Security certificate in substantially the form set forth in Exhibit A-1 hereto or Exhibit A-2 hereto, as applicable.

           "Securities" means the Common Securities and the Preferred
Securities.

           "Securities Act" means the Securities Act of 1933, as amended from time to time.

           "Securities Guarantees" means the Common Securities Guarantee and the Preferred Securities Guarantee.

           "Series A Common Securities" has the meaning set forth in Section 7.1(a).

           "Series B Common Securities" has the meaning set forth in Section 7.1(a).

           "Series A Preferred Securities" has the meaning set forth in Section 7.1(a).

           "Series B Preferred Securities" has the meaning set forth in Section 7.1(a).

           "Shelf Registration Statement" has the meaning specified in the Registration Rights Agreement.

           "Special Administrative Trustee" means an Administrative Trustee appointed by the Holders of a Majority in liquidation amount of the Preferred Securities in accordance with Section 5.6(a)(ii)(B).

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           "Sponsor" means Hearst-Argyle Television, Inc., a Delaware corporation, or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust.

           "Successor Delaware Trustee" has the meaning set forth in Section 5.6(c).

           "Successor Entity" has the meaning set forth in Section 3.14(b).

           "Successor Property Trustee" has the meaning set forth in Section 5.6(b).

           "Successor Securities" has the meaning set forth in Section 3.14(b).

           "Super Majority" has the meaning set forth in Section 2.2(a)(ii).

           "Tax Event" means that the Sponsor shall have received an opinion of a nationally recognized independent tax counsel (reasonably acceptable to the Administrative Trustees) experienced in such matters to the effect that as a result of (a) any amendment to, or change (including any announced prospective change (which shall not include a proposed change), provided that a Tax Event shall not occur more than 90 days before the effective date of any such prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority therefor or therein, or
(b) any amendment to, or change in, an interpretation or application of any such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination on or after the date of the Direct Placement Memorandum), which amendment or change is effective or which interpretation or pronouncement is announced on or after the date of the Direct Placement Memorandum, there is more than an insubstantial risk that
(i) the Trust or any portion thereof is or will be subject to United States federal income tax with respect to income accrued on the Debentures, (ii) interest paid in cash by the Sponsor to the Trust on any of the Debentures is not or will not be deductible by the Sponsor for United States federal income tax purposes or (iii) the Trust is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

           "10% in liquidation amount of the Securities" means, except as provided in the terms of the Preferred Securities, or, as the context may require, the Common Securities, Holders of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities, voting separately as a class, representing l0% of the aggregate liquidation amount and liquidation preference or liquidation amount or liquidation preference, as applicable (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities or Securities of the relevant class, as applicable.

           "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

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                                       8


           "Trust" means Hearst-Argyle Capital Trust.

           "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

                                   ARTICLE II

                              List of Holders, Etc.

           SECTION 2.1. Lists of Holders of Securities. Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide the Property Trustee with reasonable promptness a list, in such form as the Property Trustee may from time to time reasonably require, of the names and addresses of the Holders of the Securities ("List of Holders"), provided that neither the Sponsor nor the Administrative Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor and the Administrative Trustees on behalf of the Trust. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in its capacity as Paying Agent (if acting in such capacity), provided that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

           SECTION 2.2. Events of Default; Waiver. (a) The Holders of a Majority in liquidation amount of the Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default in respect of the Preferred Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

           (i) is not waivable under the Indenture, the Event of Default under the Declaration shall also not be waivable; or

           (ii) requires the consent or vote of the holder or holders greater than a majority in aggregate principal amount of the Debentures outstanding (a "Super Majority") to be waived under the Indenture, the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

           Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common

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                                       9


Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.

           (b) The Holders of a Majority in liquidation amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

           (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.2(b), the Event of Default under the Declaration shall also not be waivable; or

           (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this
     Section 2.2(b), the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

           provided further, each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and their consequences until the effects of all Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. Subject to the foregoing provisions of this Section 2.2(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

           (c) A waiver of an Event of Default under the Indenture by the Property Trustee at the direction of the Holders of the Preferred Securities constitutes a waiver of the corresponding Event of Default under this Declaration.

           SECTION 2.3. Event of Default; Notice. (a) The Property Trustee shall, within 90 days after the occurrence of an Event of Default, transmit by mail, first class postage prepaid, to the Holders of the Securities, notices of all defaults with respect to the Securities actually known to the Property Trustee, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.3(a) being hereby defined to be an Event of Default as defined in the Indenture, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein).

           (b) The Property Trustee shall not be deemed to have knowledge of any default except:

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                                       10


           (i) a default under Section 5.1(1) or 5.1(2) of the Indenture; and

           (ii) any default as to which the Property Trustee shall have received written notice.

                                  ARTICLE III

                                  Organization

           SECTION 3.1. Name. The Trust is named "Hearst-Argyle Capital Trust", as such name may be modified from time to time by the Administrative Trustees following written notice to the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Administrative Trustees.

           SECTION 3.2. Office. The address of the principal office of the Trust is c/o Hearst-Argyle Television, Inc., 888 Seventh Avenue, New York, NY 10106. On ten Business Days' prior written notice to the Holders of Securities, the Administrative Trustees may designate another principal office.

           SECTION 3.3. Purpose. The exclusive purposes and functions of the Trust are (a) to issue and sell Securities and use the proceeds from such sale to acquire the Debentures, and (b) except as otherwise limited herein, to engage in only those other activities necessary, or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

           SECTION 3.4. Authority. Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Administrative Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. Without limiting the generality of the foregoing, the Administrative Trustees shall use the proceeds from the sale of the Preferred Securities and the Common Securities to acquire the Debentures on the Closing Date and to pay related expenses as contemplated herein. An action taken by the Administrative Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

           SECTION 3.5. Title to Property of the Trust. Except as provided in
Section 3.8 with respect to the Debentures and the Property Trustee Accounts or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have a beneficial interest in the Trust subject to the terms of this Declaration.

           SECTION 3.6. Powers and Duties of the Administrative Trustees. The Administrative Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

           (a) to issue and sell the Preferred Securities and the Common Securities in accordance with this Declaration; provided that the Trust may issue no more than two series of Preferred Securities and no more than two series of Common Securities, and provided further that there shall be no interests in the Trust other than the Securities, and the issuance of Securities shall be limited to issuances of both Preferred Securities and Common Securities on the Closing Date;

           (b) in connection with the issue and sale of the Preferred Securities, at the direction of the Sponsor, to:

               (i) assist in the preparation of the Direct Placement Memorandum in relation to the offering and sale of Preferred Securities to a limited number of institutional investors in reliance on Section 4(2) of the Securities Act; and

               (ii) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Preferred Securities in any state or foreign jurisdiction in which the Sponsor has determined to qualify or register such Preferred Securities for sale;

           (c) to acquire the Debentures with the proceeds of the sale of the Preferred Securities and the Common Securities; provided that the Administrative Trustees shall cause legal title to the Debentures of each series to be held of record in the name of the Property Trustee for the benefit of the Holders of the Preferred Securities and Common Securities of the corresponding series;

           (d) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Tax Event; provided that the Administrative Trustees shall consult with the Sponsor and the Property Trustee before taking or refraining from taking any Ministerial Action in relation to a Tax Event;

           (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Preferred Securities and Holders of Common Securities as to such actions and applicable record dates;

           (f) to take all actions and perform such duties as may be required of the Administrative Trustees pursuant to the terms of the Securities;

           (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(e), the Property Trustee has the exclusive power to bring such Legal Action;

           (h) to employ or otherwise engage on an uncompensated basis employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants, but only for ministerial assistance;

           (i) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust (e.g., filing fees and mailing costs), which expenses the Administrative Trustees shall cause to be paid to the extent not otherwise paid;

           (j) to act as, or appoint another Person to act as, registrar and transfer agent for the Securities;

           (k) to execute all documents or instruments (including the Purchase Agreement, the Debenture Purchase Agreement and the Common Securities Purchase Agreement), perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing;

           (l) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Preferred Securities or to enable the Trust to effect the purposes for which the Trust was created;

           (m) to take any action, not inconsistent with this Declaration or with applicable law, that the Administrative Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6, including, but not limited to:

              (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

              (ii) causing the Trust to be classified for United States federal income tax purposes as a grantor trust; and

              (iii) cooperating with the Debenture Issuer to ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes,

     provided that such action does not adversely affect the interests of Holders; and

           (n) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Administrative Trustees, on behalf of the Trust.

           The Administrative Trustees must exercise the powers set forth in this Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Administrative Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

           Subject to this Section 3.6, the Administrative Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 3.8, and in the event of any inconsistent actions as between the Administrative Trustees and the Property Trustee, the actions of the Property Trustee shall prevail.

           It is expressly understood and agreed that, except as may otherwise may be the case as required by Delaware law, it is not intended that anything under this Declaration shall cause the Administrative Trustees to be fiduciaries to the Trust or the Holders of Preferred Securities.

           SECTION 3.7. Prohibition of Actions by the Trust and the Trustees on behalf of the Trust. The Trust shall not, and the Trustees on behalf of the Trust (including the Property Trustee) shall not, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees (including the Property Trustee) shall cause the Trust not to:

           (a) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

           (b) acquire any assets other than as expressly provided herein;

           (c) possess Trust property for other than a Trust purpose;

           (d) make any loans or incur any indebtedness other than loans represented by the Debentures;

           (e) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

           (f) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

           (g) other than as provided in the Declaration or Annex I hereto, (i) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (ii) waive any past default that is waivable under Section 5.13 of the Indenture, (iii) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless the Trust shall have received an opinion of nationally recognized independent tax counsel to the effect that such modification will not cause more than an insubstantial risk that for United States federal income tax purposes the Trust will not be classified as a grantor trust.

           SECTION 3.8. Powers and Duties of the Property Trustee. (a) The legal title to the Debentures of each series shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Holders of the Preferred Securities and Common Securities of the corresponding series. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section 5.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

           (b) The Property Trustee shall not transfer its right, title and interest in the Debentures except as otherwise contemplated herein or in the Indenture or to the Administrative Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

           (c) The Property Trustee shall:

           (i) establish and maintain two segregated non-interest bearing trust accounts (the "Series A Property Trustee Account" and the "Series B Property Trustee Account", respectively, and collectively the "Property Trustee Accounts") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Securities of the corresponding series and, upon the receipt of payments of funds made in respect of the Debentures of either series held by the Property Trustee, deposit such funds into the corresponding Property Trustee Account and make payments to the Holders of the Preferred Securities and Common Securities of the corresponding series from the corresponding Property Trustee Account in accordance with Section 6.1, provided that funds in such Property Trustee Account shall be held uninvested until disbursed in accordance with this Declaration;

           (ii) engage in such ministerial activities as so directed and as shall be necessary or appropriate to effect the redemption of the Preferred Securities and the Common Securities to the extent the Debentures are redeemed or mature;

           (iii) upon written notice of distribution issued by the Administrative Trustees in accordance with the terms of the Securities, engage in such ministerial activities as so directed as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Securities upon the occurrence of certain special events (as may be defined in the terms of the Securities) arising from a change in law or a change in legal interpretation or other specified circumstances pursuant to the terms of the Securities;

           (iv) give prompt written notice to the Holders of the Securities of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures by extending the interest payment period under the Indenture; and

           (v) send Redemption/Distribution Notices (as defined in Annex I hereto) on behalf of the Trust to the Holders of the Securities.

           (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of the Securities.

           (e) The Property Trustee shall take any Legal Action which arises out of or in connection with an Event of Default or the Property Trustee's duties and obligations under this Declaration.

           (f) The Property Trustee shall not resign as a Trustee unless either:

           (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Securities pursuant to the terms of the Securities; or

           (ii) a Successor Property Trustee has been appointed and has accepted that appointment in accordance with Section 5.6.

           (g) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if an Event of Default occurs and is continuing, the Property Trustee shall, for the benefit of Holders of the Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of such Securities.

           (h) The Property Trustee may act as Paying Agent and Registrar in Wilmington, Delaware to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all Securities. Any Paying Agent may be removed by the Property Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Property Trustee.

           (i) Subject to this Section 3.8, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in Section 3.6.

           The Property Trustee must exercise the powers set forth in this
Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Property Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

           SECTION 3.9. Certain Duties and Responsibilities of the Property Trustee. (a) The Property Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.2), the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

           (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

           (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

               (A) the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Declaration and the Property

           Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

               (B) in the absence of bad faith on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

           (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

           (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

           (iv) no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or adequate indemnity against such risk or liability is not reasonably assured to it;

           (v) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Property Trustee Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration;

           (vi) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

           (vii) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Sponsor; and

           (viii) the Property Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee be liable for the default or misconduct of the Administrative Trustees or the Sponsor.

           Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Trustee Account maintained by the Property Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law.

           SECTION 3.10. Certain Rights of Property Trustee. (a) Subject to the provisions of Section 3.9:

           (i) the Property Trustee may rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

           (ii) any direction or act of the Sponsor or the Administrative Trustees contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate;

           (iii) whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Administrative Trustees;

           (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

           (v) the Property Trustee may consult with counsel of its choice or other experts and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion, and such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees; and the Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

           (vi) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee adequate security and indemnity, which would satisfy a reasonable person in the position of the Property Trustee, against the costs, expenses (including its attorneys' fees and expenses) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested in writing by the Property

     Trustee, provided that nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

           (vii) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, security, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

           (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

           (ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

           (x) whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder the Property Trustee (i) may request instructions from the Holders of the Securities which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in acting in accordance with such instructions;

           (xi) except as otherwise expressly provided by this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration; and

           (xii) the Property Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Declaration.

           (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

           SECTION 3.11. Delaware Trustee. Notwithstanding any other provision of this Declaration other than Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Administrative Trustees or the Property Trustee described in this Declaration. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of ss. 3807 of the Business Trust Act.

           SECTION 3.12. Execution of Documents. Except as otherwise required by the Business Trust Act, any Administrative Trustee is authorized to execute on behalf of the Trust any documents that the Administrative Trustees have the power and authority to execute pursuant to Section 3.6.

           SECTION 3.13. Not Responsible for Recitals or Issuance of Securities. The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

           SECTION 3.14. Duration of Trust. The Trust, unless dissolved pursuant to the provisions of Article VIII hereof, shall exist until December 31, 2031.

           SECTION 3.15. Mergers. (a) The Trust may not consolidate, amalgamate, merge with or into, convert into, be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other entity or Person, except as described in Section 3.15(b) and (c) or in Annex I.

           (b) The Trust may, with the consent of a majority of the Administrative Trustees and without the consent of the Holders of the Securities, the Delaware Trustee or the Property Trustee, consolidate, amalgamate, merge with or into, convert into, or be replaced by a trust organized as such under the laws of any state or the District of Columbia; provided that:

           (i) if the Trust is not the surviving entity, the successor entity (the "Successor Entity") either:

               (A) expressly assumes all of the obligations of the Trust under the Securities; or

               (B) substitutes for the Securities of each series other securities having substantially the same terms as the Preferred Securities or Common Securities of the corresponding series, as applicable (in any case, the "Successor Securities"), as long as the Successor Securities rank with respect to participation in the profits and distributions or in the assets of the Successor Entity at least as high as the Preferred Securities or the Common Securities, as applicable, rank with respect to participation in the profits and distributions or in the assets of the Trust;

           (ii) the Debenture Issuer expressly acknowledges such Successor Entity as the Holder of the Debentures;

           (iii) if the Preferred Securities or any Successor Securities are then listed on any national securities exchange or then listed or quoted with any other organization, the Preferred Securities or such Successor Securities shall be listed (or any Successor Securities will be listed upon notification of issuance) on such securities exchange or listed or quoted with such other organization;

           (iv) if the Preferred Securities are then rated by any nationally recognized statistical rating organization, such merger, consolidation, amalgamation, conversion or replacement does not cause the Preferred Securities (including any Successor Securities) to be downgraded by such rating organization;

           (v) such merger, consolidation, amalgamation, conversion or replacement does not materially adversely affect the powers, preferences and other special rights of the Holders of the Preferred Securities (including any Successor Securities) in any material respect;

           (vi) such Successor Entity has a purpose substantially identical to that of the Trust, and substantially all of the assets and liabilities of the Successor Entity consist of the assets and liabilities of the Trust;

           (vii) prior to such merger, consolidation, amalgamation, conversion or replacement, the Sponsor has received an opinion of a nationally recognized independent counsel (reasonably acceptable to the Property Trustee) to the Trust experienced in such matters to the effect that:

               (A) the Successor Entity will be treated as a grantor trust for United States federal income tax purposes;

               (B) following such merger, consolidation, amalgamation, conversion or replacement, neither the Sponsor nor the Successor Entity will be required to register as an Investment Company; and

               (C) such merger, consolidation, amalgamation, conversion or replacement will not adversely affect the limited liability of the Holders of the Securities (including any Successor Securities); and

           (viii) the Sponsor provides a guarantee to the Holders of the Successor Securities with respect to the Successor Entity having substantially the same terms as the Preferred Securities Guarantee.

           (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Common Securities, consolidate, amalgamate, merge with or into, convert into or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, conversion or replacement would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.

                                   ARTICLE IV

                                     Sponsor

           SECTION 4.1. Sponsor's Purchase of Common Securities. On the Closing Date, the Sponsor will purchase an amount of Series A Common Securities and Series B Common Securities issued by the Trust such that (i) the aggregate liquidation amount of such Common Securities purchased by the Sponsor shall at such date equal at least 3% of the total capital of the Trust, and (ii) the aggregate liquidation amount of Common Securities of each series purchased by the Sponsor shall at such date equal at least 3% of the sum of the aggregate liquidation amount of the Preferred Securities and aggregate liquidation amount of the Common Securities of such series.

           SECTION 4.2. Responsibilities of the Sponsor. In connection with the issue and sale of the Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

           (a) to prepare the Direct Placement Memorandum, including any amendments thereto;

           (b) to determine the states and foreign jurisdictions in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such states and foreign jurisdictions; and

           (c) to negotiate the terms of the Purchase Agreement and other related agreements providing for the sale of the Preferred Securities.

           SECTION 4.3. Guarantee of Payment of Trust Obligations. (a) Subject to the terms and conditions of this Section 4.3, the Sponsor hereby irrevocably and unconditionally guarantees to each Person to whom the Trust is now or hereafter becomes indebted or liable (the "Beneficiaries") the full payment, when and as due, of any and all Obligations to such Beneficiaries.

           (b) The agreement of the Sponsor in Section 4.3(a) is intended to be for the benefit of, and to be enforceable by, all such Beneficiaries, whether or not such Beneficiaries have received notice hereof.

           (c) The agreement of the Sponsor set forth in Section 4.3(a) shall terminate and be of no further force and effect upon the later of (a) the date on which full payment has been made of all amounts payable to all Holders of all the Preferred Securities (whether upon redemption, liquidation, exchange or otherwise) and (b) the date on which there are no Beneficiaries remaining; provided that such agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time any Holder of Preferred Securities or any Beneficiary must restore payment of any sums paid under the Preferred Securities, under any

Obligation, under the Preferred Securities Guarantee or under this Declaration for any reason whatsoever. Such agreement is continuing, irrevocable, unconditional and absolute.

                                   ARTICLE V

                                    Trustees

           SECTION 5.1. Number of Trustees. The number of Trustees shall initially be four (counting for such purpose the Delaware Trustee and the Property Trustee as one Trustee), and:

           (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

           (b) after the issuance of any Securities, and except as provided in Sections 5.1(b)(ii) and 5.6(a)(ii)(B) with respect to the Special Administrative Trustee, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; and

           (c) after the issuance of any Securities, the number of Trustees shall be increased automatically by one if an Appointment Event has occurred and is continuing and the Holders of a Majority in liquidation amount of the Preferred Securities appoint a Special Administrative Trustee in accordance with Section 5.6(a)(ii);

     provided that, if the Property Trustee does not also act as Delaware Trustee, the number of Trustees shall be at least five.

           SECTION 5.2. Delaware Trustee. If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law, provided that, if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application.

           SECTION 5.3. Property Trustee; Eligibility. (a) There shall at all times be one Trustee which shall act as Property Trustee which shall:

           (i) not be an Affiliate of the Sponsor; and

           (ii) be a bank or trust company organized and doing business under the laws of the United States of America or any state thereof or the District of Columbia and authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000.

           (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 5.3(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 5.6(d).

           SECTION 5.4. Qualifications of Administrative Trustees and Delaware Trustee Generally. Each Administrative Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

           SECTION 5.5. Initial Trustees. The initial Administrative Trustees shall be:

           David J. Barrett
           c/o Hearst-Argyle Television, Inc.
           888 Seventh Avenue
           New York, NY 10106

           Harry T. Hawks
           c/o Hearst-Argyle Television, Inc.
           888 Seventh Avenue
           New York, NY 10106

           Jonathan C. Mintzer
           c/o Hearst-Argyle Television, Inc.
           888 Seventh Avenue
           New York, NY 10106

           The initial Delaware Trustee shall be:

           Wilmington Trust Company
           1100 North Market Street
           Rodney Square North
           Wilmington, DE 19890-0001
           Attention:  Corporate Trust Administration

           The initial Property Trustee shall be:

           Wilmington Trust Company
           1100 North Market Street
           Rodney Square North
           Wilmington, DE 19890-0001
           Attention:  Corporate Trust Administration

           SECTION 5.6. Appointment, Removal and Resignation of Trustees. (a) Subject to Section 5.6(b), Trustees may be appointed or removed without cause at any time:

           (i) until the issuance of any Securities, by written instrument executed by the Sponsor; and

           (ii) after the issuance of any Securities:

                (A) other than in respect to a Special Administrative Trustee, any Administrative Trustee may be appointed or removed by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities;

                (B) if an Appointment Event has occurred and is continuing, one additional Administrative Trustee (the "Special Administrative Trustee") may be appointed by vote of the Holders of a Majority in liquidation amount of the Preferred Securities, voting as a class at a meeting of the Holders of the Preferred Securities, and such Special Administrative Trustee may only be removed (otherwise than by the operation of Section 5.6(d)) at any time without cause, by vote of the Holders of a Majority in liquidation amount of the Preferred Securities voting as a class at a meeting of the Holders of the Preferred Securities; and

                (C) the Trustee that acts as Property Trustee or Delaware Trustee, as the case may be, may be removed, and a Successor Property Trustee or Delaware Trustee, as the case may be, may be appointed after resignation or removal of the Trustee that at the time acts as Property Trustee, in each case by vote of the Holders of a Majority in liquidation amount of the Common Securities, voting as a class at a meeting of the Holders of the Common Securities.

           (b) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 5.6(a) until a successor Trustee possessing the qualifications to act as Property Trustee under Sections 5.3 and 5.4 (a "Successor Property Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Administrative Trustees, the Sponsor and the removed Property Trustee.

           (c) The Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 5.6(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Administrative Trustees, the Sponsor and the removed Delaware Trustee.

           (d) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation, provided that a Special Administrative Trustee shall only hold office while an Appointment Event is continuing and shall cease to hold office immediately after the Appointment Event pursuant to which the Special Administrative Trustee was appointed and all other Appointment Events cease to be continuing. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided that:

           (i) no such resignation of the Trustee that acts as the Property Trustee shall be effective:

                (A) until a Successor Property Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Administrative Trustees, the Sponsor and the resigning Property Trustee; or

                (B) until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the Holders of the Securities;

           (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Administrative Trustees, the Sponsor and the resigning Delaware Trustee; and

           (iii) no such resignation of a Special Administrative Trustee shall be effective until the 60th day following delivery of the instrument of resignation of the Special Administrative Trustee to the Sponsor and the Administrative Trustees or such later date specified in such instrument during which period the Holders of the Preferred Securities shall have the right to appoint a successor Special Administrative Trustee as provided in this Section 5.6.

           (e) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.6.

           (f) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section
5.6 within 60 days after delivery to the Sponsor and the Administrative Trustees of an instrument of resignation or removal, the Property Trustee or Delaware Trustee, resigning or being removed as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

           (g) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be.

           SECTION 5.7. Vacancies among Trustees. If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to
Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by a majority of the Administrative Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.6.

           SECTION 5.8. Effect of Vacancies. The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a

Trustee shall not operate to annul, dissolve or terminate the Trust. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with
Section 5.6, the Administrative Trustees in office, regardless of their number, shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Declaration.

           SECTION 5.9. Meetings. Meetings of the Administrative Trustees shall be held from time to time upon the call of any Administrative Trustee. Regular meetings of the Administrative Trustees may be held at a time and place fixed by resolution of the Administrative Trustees. Notice of any in-person meetings of the Administrative Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Administrative Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of an Administrative Trustee at a meeting shall constitute a waiver of notice of such meeting except where an Administrative Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Administrative Trustees may be taken at a meeting by vote of a majority of the Administrative Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Administrative Trustees.

           SECTION 5.10. Delegation of Power. (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.6, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

           (b) the Administrative Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

           SECTION 5.11. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Property Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Property Trustee or the Delaware Trustee, as the case may be, shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Property Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Property Trustee or the Delaware Trustee, as the case may be, hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                                   ARTICLE VI

                                  Distributions

           SECTION 6.1. Distributions. Holders shall receive Distributions (as defined herein) in accordance with the applicable terms of the relevant Holder's Securities. Distributions shall be made on the Preferred Securities and the Common Securities in accordance with the preferences set forth in their respective terms. If and to the extent that the Debenture Issuer makes a payment of interest (including Compounded Interest and Additional Interest as respectively defined in the Indenture), premium or principal on the Debentures of either series held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders of the corresponding series of the Preferred Securities and the Common Securities.

                                  ARTICLE VII

                             Issuance of Securities

           SECTION 7.1. General Provisions Regarding Securities. (a) The Trust shall issue one class of convertible preferred securities in two series consisting of 7.5% Series A Convertible Preferred Securities (the "Series A Preferred Securities") and 7.5% Series B Convertible Preferred Securities (the "Series B Preferred Securities" and, together with the Series A Preferred Securities, the "Preferred Securities") representing beneficial interests in the Trust, subject to the terms of this Declaration, each having such terms (the "Terms") as are set forth in Annex I, and one class of convertible common securities in two series consisting of 7.5% Series A Convertible Common Securities (the "Series A Common Securities") and 7.5% Series B Convertible Common Securities (the "Series B Common Securities" and, together with the Series A Common Securities, the "Common Securities") representing beneficial interests in the Trust, subject to the terms of this Declaration, having such terms as are set forth in Annex I. The Trust shall have no securities or other interests in the assets of the Trust other than the Preferred Securities and the Common Securities. The Trust shall issue no Securities in bearer form.

           (b) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

           (c) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be validly issued, fully paid and nonassessable, subject to Section 10.1 with respect to the Common Securities.

           (d) Every Person, by virtue of having become a Holder in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

           SECTION 7.2. Execution and Authentication. (a) The Securities shall be signed on behalf of the Trust by one Administrative Trustee. In case any Administrative Trustee of the Trust who shall have signed any of the Securities shall cease to be such Administrative Trustee before the Securities so signed shall be delivered by the Trust, such Securities nevertheless may be delivered as though the Person who signed such Securities had not ceased to be such Administrative Trustee; and any Securities may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Security, shall be the Administrative Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such Person was not such an Administrative Trustee.

           (b) One Administrative Trustee shall sign the Preferred Securities for the Trust by manual or facsimile signature. Unless otherwise determined by the Trust, such signature shall, in the case of Common Securities, be a manual signature.

           A Preferred Security shall not be valid until authenticated by the manual signature of an authorized signatory of the Property Trustee. The signature shall be conclusive evidence that the Preferred Security has been authenticated under this Declaration.

           Upon a written order of the Trust signed by one Administrative Trustee, the Property Trustee shall authenticate the Preferred Securities for original issue. The aggregate number of Preferred Securities outstanding at any time shall not exceed the number set forth in the Terms in Annex I hereto except as provided in Section 7.6.

           The Property Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Preferred Securities. An authenticating agent may authenticate Preferred Securities whenever the Property Trustee may do so. Each reference in this Declaration to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee to deal with the Sponsor or an Affiliate.

           SECTION 7.3. Form and Dating. The Series A Preferred Securities and the related Property Trustee's certificate of authentication shall be substantially in the form of Exhibit A-1, the Series B Preferred Securities and the related Property Trustee's certificate of authentication shall be substantially in the form of Exhibit A-2, the Series A Common Securities shall be substantially in the form of Exhibit A-3 and the Series B Common Securities shall be substantially in the form of Exhibit A-4, each of which is hereby incorporated in and expressly made a part of this Declaration. Certificates may be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by their execution thereof. The Securities may have letters, numbers, notations or other marks of identification or designation and such legends or endorsements required by law, stock exchange rule, agreements to which the Trust is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Administrative Trustees). The Trust at the direction of the Sponsor shall furnish any such legend not contained in Exhibit A-1 or Exhibit A-2, as applicable, to the Property Trustee in writing. Each Preferred Security shall be dated the date of its authentication. The terms and provisions of the Securities set forth in Annex I and the forms of Securities set forth in Exhibits A-1, A-2, A-3 and A-4 are part of the terms of this Declaration and to the extent applicable, the Property Trustee and the Sponsor, by their execution and delivery of this Declaration, expressly agree to such terms and provisions and to be bound thereby.

           The Preferred Securities are being offered and sold by the Trust pursuant to a Securities Purchase Agreement relating to the Preferred Securities dated as of December 20, 2001, among the Trust, the Sponsor and the Purchasers named therein (the "Purchase Agreement").

           Securities offered and sold to said Purchasers pursuant to the Purchase Agreement shall be issued in two series and in the form of one or more Securities of each series in definitive, fully registered form without distribution coupons, and registered in the names of such Purchasers or their respective nominees, duly executed by the Trust and authenticated by the Property Trustee as herein provided.

           SECTION 7.4. Registrar, Paying Agent and Conversion Agent. The Trust shall maintain in the Borough of Manhattan, City of New York, State of New York or at the principal corporate trust office of the Property Trustee (i) an office or agency where Preferred Securities may be presented for registration of transfer or for exchange ("Registrar"), (ii) an office or agency where Preferred Securities may be presented for payment ("Paying Agent") and (iii) an office or agency where Securities may be presented for conversion ("Conversion Agent"). The Registrar shall keep a register of the Preferred Securities of each series and of their transfer and exchange. The Administrative Trustees may appoint the Registrar, the Paying Agent and the Conversion Agent and may appoint one or more co-registrars, one or more additional paying agents and one or more additional conversion agents in such other locations as it shall determine. The term "Paying Agent" includes any additional paying agent and the term "Conversion Agent" includes any additional conversion agent. The Administrative Trustees may change any Paying Agent, Registrar, co-registrar or Conversion Agent without prior notice to any Holder. The Administrative Trustees on behalf of the Trust shall notify the Property Trustee of the name and address of any Agent not a party to this Declaration. If the Administrative Trustees fail to appoint or maintain another entity as Registrar, Paying Agent or Conversion Agent, the Property Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent, Registrar, or Conversion Agent. The Property Trustee shall act as Paying Agent, Registrar, co-registrar, and Conversion Agent for the Common Securities.

           The Trust initially appoints the Property Trustee as Registrar, Paying Agent and Conversion Agent for the Preferred Securities.

           SECTION 7.5. Paying Agent to Hold Money in Trust. The Administrative Trustees on behalf of the Trust shall require each Paying Agent other than the Property Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Property Trustee all money held by the Paying Agent for the payment of principal or distribution on the Securities, and will notify the Property Trustee if there are insufficient funds. While any such insufficiency continues, the Property Trustee may require a Paying Agent to pay all money held by it to the Property Trustee. The Administrative Trustees on behalf of the Trust at any time may require a Paying Agent to pay all money held by it to the Property Trustee and to account for any money disbursed by it. Upon payment over to the Property Trustee, the Paying Agent (if other than the Trust or an Affiliate of the Trust) shall have no further liability for the money. If the Trust or the Sponsor or an Affiliate of the Trust or the Sponsor acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent.

           SECTION 7.6. Replacement Securities. If the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken or if such Security is mutilated and is surrendered to the Trust or in the case of the Preferred Securities to the Property Trustee, the Administrative Trustees on behalf of the Trust shall issue and the Property Trustee shall authenticate a replacement Security of the same series if the Property Trustee's and the Trust's requirements, as the case may be, are met. Such replacement Security shall be delivered to or on the order of the Holder thereof as promptly as practicable and in any event within ten Business Days after such requirements are met. An indemnity bond must be provided which is sufficient in the judgment of the Property Trustee and the Administrative Trustees on behalf of the Trust to protect the Trustees, the Property Trustee, the Sponsor or any authenticating agent from any loss which any of them may suffer if a Security is replaced (provided that if the applicant is an original purchaser under the Purchase Agreement or an Institutional Investor (as defined in the Purchase Agreement) with a combined capital and surplus of at least $50,000,000, the written undertaking of such applicant delivered to the Property Trustee shall be sufficient indemnity and no security shall be required).

           In case any such mutilated, destroyed, lost or stolen Security has become or is about to become redeemed, or is about to be purchased by the Sponsor pursuant to Article III hereof, the Sponsor in its discretion may, instead of issuing a new Security, redeem or purchase such Security, as the case may be.

           Every replacement Security is an obligation of the Trust.

           SECTION 7.7. Outstanding Preferred Securities. The Preferred Securities outstanding at any time are all the Preferred Securities authenticated by the Property Trustee except for those canceled by it, those delivered to it for cancellation, and those described in this Section as not outstanding.

           If a Preferred Security is replaced, paid or purchased pursuant to
Section 7.6, it ceases to be outstanding unless the Property Trustee receives proof satisfactory to it that the replaced, paid or purchased Preferred Security is held by a bona fide purchaser.

           If Preferred Securities are considered paid in accordance with the terms of this Declaration, they cease to be outstanding and interest on them ceases to accrue.

           A Preferred Security does not cease to be outstanding because one of the Trust, the Sponsor or an Affiliate of the Sponsor holds the Security.

           SECTION 7.8. Preferred Securities in Treasury. In determining whether the Holders of the required amount of Securities have concurred in any direction, waiver or consent, Preferred Securities owned by the Trust, the Sponsor or a Controlled Affiliate of the Sponsor, as the case may be, shall be disregarded and deemed not to be outstanding, except that for the purposes of determining whether the Property Trustee shall be fully protected in relying on any such direction, waiver or consent, only Securities which a Responsible Officer of the Property Trustee actually knows are so owned shall be so disregarded.

           SECTION 7.9. Temporary Securities. Until definitive Securities are ready for delivery, the Administrative Trustees on behalf of the Trust may prepare and issue and, in the case of the Preferred Securities, the Property Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Trust considers appropriate for temporary Securities. Without unreasonable delay, the Administrative Trustees on behalf of the Trust shall prepare and issue and, in the case of the Preferred Securities, the Property Trustee shall authenticate definitive Securities in exchange for temporary Securities.

           SECTION 7.10. Cancellation. The Administrative Trustees on behalf of the Trust at any time may deliver Preferred Securities to the Property Trustee for cancellation. The Registrar, Paying Agent and Conversion Agent shall forward to the Property Trustee any Preferred Securities surrendered to them for registration of transfer, redemption, conversion, exchange or payment. The Property Trustee shall promptly cancel all Preferred Securities, surrendered for registration of transfer, redemption, conversion, exchange, payment, replacement or cancellation and shall dispose of cancelled Preferred Securities as the Administrative Trustees on behalf of the Trust direct, provided that the Property Trustee shall not be directed to destroy such cancelled Preferred Securities. The Trust may not issue new Preferred Securities to replace Preferred Securities that it has paid or that have been delivered to the Property Trustee for cancellation or that any Holder has converted.

                                  ARTICLE VIII

                      Dissolution and Termination of Trust

           SECTION 8.1. Dissolution and Termination of Trust.

           (a) The Trust shall dissolve upon the earliest to occur of the following:

           (i) the bankruptcy of the Holder of the Common Securities or the Sponsor;

           (ii) the filing of a certificate of dissolution or its equivalent with respect to the Holder of the Common Securities or the Sponsor; or the revocation of the charter of the Holder of the Common Securities or the Sponsor and the expiration of 90 days after the date of revocation without a reinstatement thereof;

           (iii) the entry of a decree of judicial dissolution of the Holder of the Common Securities, the Sponsor or the Trust;

           (iv) all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Securities or all of the Securities shall have been converted;

           (v) the occurrence and continuation of a Tax Event pursuant to which the Trust shall be dissolved in accordance with the terms of the Securities and the Debentures shall, subject to the terms of the Securities, have been distributed to the Holders of Securities in exchange for the Securities; or

           (vi) the expiration of the term of the Trust on December 31, 2031.

           (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a), and upon the completion of the winding up of the Trust, one of the Trustees shall terminate the Trust by executing and filing a certificate of cancellation with the Secretary of State of the State of Delaware.

           (c) The provisions of Section 3.9 and Article X shall survive the termination of the Trust.

                                   ARTICLE IX

                              Transfer and Exchange

           SECTION 9.1. General. (a) Where Preferred Securities are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal number of Preferred Securities of the same series represented by different certificates, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met. To permit registrations of transfers and exchanges, the Administrative Trustees on behalf of the Trust shall issue and the Property Trustee shall authenticate Preferred Securities at the Registrar's request.

           (b) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. Any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

           Subject to this Article IX, the Sponsor and any Related Party may only transfer Common Securities to the Sponsor or a Related Party of the Sponsor; provided that any such transfer is subject to the condition precedent that the transferor obtain the written opinion of nationally recognized independent counsel experienced in such matters that such transfer would not cause more than an insubstantial risk that:

           (i) the Trust would not be classified for United States federal income tax purposes as a grantor trust; and

           (ii) the Trust would be an Investment Company or the transferee would become an Investment Company.

           (c) The Administrative Trustees shall provide for the registration of Securities and of transfers of Securities, which will be effected without charge but only upon payment (with such indemnity as the Administrative Trustees may require) in respect of any stamp tax or other governmental charge imposed in relation to such transfer. Within five Business Days after surrender for registration of transfer of any Securities, the Administrative Trustees shall cause one or more new Securities of the same series to be issued in the name of the designated transferee or transferees. Every Security surrendered for registration of transfer shall be accompanied by a written instrument of transfer duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Security surrendered for registration of transfer shall be canceled by the Administrative Trustees. A transferee of a Security shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Security. By acceptance of a Security, each transferee shall be deemed to have agreed to be bound by this Declaration.

           (d) The Trust shall not be required to register the transfer of any Preferred Security to any Person (other than a Holder's nominee) or to any separate account maintained by such Holder unless the Trust receives from the designated transferee a representation to the Trust and the Sponsor to the same effect with respect to the transferee as is contained in Section 6.2 of the Purchase Agreement. The Holder of such Preferred Security shall not be liable for any damages in connection with any such representation provided to the Trust by any transferee.

           (e) The Trust shall not be required to register the transfer of any Preferred Security to any Person (other than a Holder's nominee) unless the Trust receives from the designated transferee a representation to one of the following effects: (i) such transferee is not an Affiliate of the Guarantor; or
(ii) such transferee is an Affiliate of the Guarantor and such transferee acquired such Preferred Security either (x) in an unsolicited transaction in respect of which such transferee gave written notice to all non-Affiliate Holders at least fifteen days prior to the closing of such acquisition or (y) in a solicited transaction in respect of which such transferee made an offer to purchase Preferred Securities pro rata to all non-Affiliate Holders upon the same terms and conditions (other than to reflect differences in the terms of Preferred Securities of each series) and that such offer remained open for at least ten Business Days.

           SECTION 9.2. Transfer Procedures and Restrictions. (a) If Preferred Securities are issued upon the transfer, exchange or replacement of Preferred Securities bearing the Restricted Securities Legend set forth in Exhibit A-1 hereto or Exhibit A-2 hereto, as applicable, or if a request is made to remove such Restricted Securities Legend on Preferred Securities, the Preferred Securities so issued shall bear the Restricted Securities Legend, or the Restricted Securities Legend shall not be removed, as the case may be, unless there is delivered to the Trust and the Property Trustee such satisfactory evidence, which may include an opinion of counsel, as may be reasonably required by the Sponsor, that the legend is not required to ensure that transfers thereof comply with the provisions of the Securities Act. Upon provision of such satisfactory evidence, the Property Trustee, at the written direction of the Trust, shall authenticate and deliver Preferred Securities that do not bear the legend.

           (b) Transfer and Exchange of Preferred Securities. When Preferred Securities are presented to the Registrar or co-Registrar to register the transfer of such Preferred Securities or to exchange such Preferred Securities for an equal number of Preferred Securities or another number the Registrar or co-registrar promptly shall register the transfer or make the exchange as requested; provided that the Preferred Securities surrendered for transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Trust and the Registrar or co-registrar, duly executed by the Holder thereof or such Holder's attorney duly authorized in writing.

           (c) Obligations with Respect to Transfers and Exchanges of Preferred Securities.

           (i) To permit registrations of transfers and exchanges, an Administrative Trustee on behalf of the Trust shall execute and the Property Trustee shall authenticate Preferred Securities at the Registrar's or co-Registrar's request.

           (ii) Registrations of transfers or exchanges will be effected without charge, but only upon payment (with such indemnity as the Trust or the Sponsor may require) in respect of any stamp tax or other governmental charge imposed in relation to such transfer or exchange.

           (iii) The Registrar or co-registrar shall not be required to register the transfer of or exchange of any Preferred Security selected for redemption in whole or in part, except the unredeemed portion of any Preferred Security being redeemed in part.

           (iv) Prior to the due presentation for registration of transfer of any Preferred Security, the Trust, the Property Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the Person in whose name a Preferred Security is registered as the absolute owner of such Preferred Security for the purpose of receiving Distributions on such Preferred Security and for all other purposes whatsoever, and none of the Trust, the Property Trustee, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary.

           (v) All Preferred Securities issued upon any transfer or exchange pursuant to the terms of this Declaration shall evidence the same security of such series and shall be entitled to the same benefits under this Declaration as the Preferred Securities surrendered upon such transfer or exchange.

           (d) No Obligation of the Property Trustee. The Property Trustee and Registrar shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Declaration or under applicable law with respect to any transfer of any interest in any Preferred Security other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Declaration, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

           SECTION 9.3. Deemed Security Holders. The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust, the Property Trustee, the Registrar or a co-registrar shall have actual or other notice thereof.

                                   ARTICLE X

                           Limitation of Liability of

                    Holders of Securities, Trustees or Others

           SECTION 10.1. Liability. (a) Except as expressly set forth in this Declaration, the Securities Guarantees and the terms of the Securities the Sponsor shall not be:

           (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; and

           (ii) required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

           (b) The Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

           (c) Pursuant to ss. 3803(a) of the Business Trust Act, the Holders of the Preferred Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

           SECTION 10.2. Exculpation. (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence (or, in the case of the Property Trustee, negligence) or willful misconduct with respect to such acts or omissions.

           (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

           SECTION 10.3. Fiduciary Duty. (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

           (b)  Unless otherwise expressly provided herein:

           (i) whenever a conflict of interest exists or arises between an Indemnified Person and any Covered Person; or

           (ii) whenever this Declaration or any other agreement contemplated herein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

           (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision

           (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

           (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

           SECTION 10.4. Indemnification. (a) To the fullest extent permitted by applicable law, the Sponsor shall indemnify and hold harmless each Indemnified Person from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by such Indemnified Person by reason of the creation, operation or termination of the Trust or any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Declaration, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of gross negligence (or, in the case of the Property Trustee, negligence) or willful misconduct with respect to such acts or omissions.

           (b) To the fullest extent permitted by applicable law, expenses (including legal fees and expenses) incurred by an Indemnified Person in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Sponsor prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Sponsor of an undertaking by or on behalf of the Indemnified Person to repay such amount if it shall be determined that the Indemnified Person is not entitled to be indemnified as authorized in Section 10.4(a). The indemnification shall survive the termination of this Declaration.

           SECTION 10.5. Outside Businesses. Any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee, or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

                                   ARTICLE XI

                                   Accounting

           SECTION 11.1. Fiscal Year. The fiscal year ("Fiscal Year") of the Trust shall be a calendar year.

           SECTION 11.2. Certain Accounting Matters. (a) At all times during the existence of the Trust, the Administrative Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year by a firm of independent public accountants selected by the Administrative Trustees.

           (b) The Administrative Trustees shall cause to be prepared and delivered to each of the Holders of Securities, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss.

           (c) The Administrative Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities, any annual United States federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations.

           (d) The Administrative Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Administrative Trustees on behalf of the Trust with any state or local taxing authority.

           SECTION 11.3. Banking. The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Trustee Account and no other funds of the Trust shall be deposited in the Property Trustee Account. The sole signatories for such accounts shall be designated by the Administrative Trustees; provided that the Property Trustee shall designate the signatories for the Property Trustee Account.

           SECTION 11.4. Withholding. The Trust and the Administrative Trustees shall comply with all withholding requirements under United States federal, state and local law. The Administrative Trustees on behalf of the Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Administrative Trustees on behalf of the Trust to assist them in determining the extent of, and in fulfilling, the Trust's withholding obligations. The Administrative Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.

                                  ARTICLE XII

                             Amendments and Meetings

           SECTION 12.1. Amendments. (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by:

           (i) the Administrative Trustees (or, if there are more than two Administrative Trustees, a majority of the Administrative Trustees);

           (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee; and

           (iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee;

           (b) no amendment shall be made, and any such purported amendment shall be void and ineffective:

           (i) unless, in the case of any proposed amendment, the Property Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities);

           (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee shall have first received:

                (A) an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                (B) an opinion of counsel (who may be counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

           (iii)  to the extent the result of such amendment would be to:

                  (A) cause the Trust to fail to continue to be classified for purposes of United States federal income taxation as a grantor trust; or

                  (B) cause the Trust to be deemed to be an Investment Company required to be registered under the Investment Company Act;

           (c) at such time after the Trust has issued any Securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities;

           (d) Section 9.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Securities;

           (e) Article IV shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities;

           (f) the rights of the Holders of the Common Securities under Article V to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities; and

           (g) notwithstanding Section 12.1(c), this Declaration may be amended without the consent of the Holders of the Securities to:

           (i) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

           (ii) add to the covenants, restrictions or obligations of the Sponsor;

           (iii) conform to any change in Rule 3a-5 under the Investment
     Company Act or written change in interpretation or application of such Rule by any legislative body, court, government agency or regulatory authority, provided that such amendment does not have an adverse effect on the rights, preferences or privileges of the Holders; or

           (iv) modify, eliminate or add to any provisions to such extent as shall be necessary to ensure that the Trust will be classified for federal income tax purposes as a grantor trust at all times that any Securities are outstanding, provided that such amendment does not have an adverse effect on the rights, preferences or privileges of the Holders.

           SECTION 12.2. Meetings of the Holders of Securities; Action by Written Consent. (a) Meetings of the Holders of any class of Securities may be called at any time by the Administrative Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading. The Administrative Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Administrative Trustees one or more requests in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Certificates held by the Holders of Securities exercising the right to call a meeting and only those Securities represented by the Certificates so specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

           (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of
Securities:

           (i) Notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least seven days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting and without prior notice if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum aggregate liquidation amount of Securities that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Administrative Trustees may specify that any written ballot submitted to the Security Holders for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Administrative Trustees.

           (ii) Each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation.

           (iii) Each meeting of the Holders of the Securities shall be conducted by the Administrative Trustees or by such other Person that the Administrative Trustees may designate.

           (iv) The Administrative Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                  ARTICLE XIII

            Representations of Property Trustee and Delaware Trustee

           SECTION 13.1. Representations and Warranties of Property Trustee. The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration and at the Closing Date, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

           (a) The Property Trustee is a banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with corporate power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration.

           (b) The execution, delivery and performance by the Property Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Property

     Trustee. The Declaration has been duly executed and delivered by the Property Trustee, and constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

           (c) The execution, delivery and performance of the Declaration by the Property Trustee does not conflict with or constitute a breach of the certificate of incorporation or By-laws of the Property Trustee.

           (d) No consent, approval or authorization of, or registration with or notice to, any Delaware or federal banking authority is required for the execution, delivery or performance by the Property Trustee, of the Declaration.

           SECTION 13.2. Representations and Warranties of Delaware Trustee. The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration and at the Closing Date, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Delaware Trustee that:

           (a) The Delaware Trustee is a banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with corporate power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration.

           (b) The execution, delivery and performance by the Delaware Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Delaware Trustee. The Declaration has been duly executed and delivered by the Delaware Trustee, and constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

           (c) The execution, delivery and performance of the Declaration by the Delaware Trustee does not conflict with or constitute a breach of the certificate of incorporation or By-laws of the Delaware Trustee.

           (d) No consent, approval or authorization of, or registration with or notice to, any Delaware or federal banking authority is required for the execution, delivery or performance by the Delaware Trustee, of the Declaration.

           (e) The Delaware Trustee is an entity which has its principal place of business in the State of Delaware.

           (f) The Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and the Declaration. The Declaration under Delaware law constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

                                  ARTICLE XIV

                               Registration Rights

           SECTION 14.1. Registration Rights. The Holders of the Preferred Securities and the Debentures are entitled to the benefits of the Registration Rights Agreement.

                                   ARTICLE XV

                                  Miscellaneous

           SECTION 15.1. Notices. All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid) or
(b) by a recognized overnight delivery service (with charges prepaid), as follows:

           (i) if given to the Trust, in care of the Administrative Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities):

           Hearst-Argyle Television, Inc.
           888 Seventh Avenue
           New York, NY 10106
           Attention:  Chief Financial Officer

           (ii) if given to the Property Trustee, at the mailing address set forth below (or such other address as the Property Trustee may give notice of to the Holders of the Securities):

                  Wilmington Trust Company
                  1100 North Market Street
                  Rodney Square North
                  Wilmington, DE 19890-0001
                  Attention:  Corporate Trust Administration

           (iii) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice of to the Trust):

                  Hearst-Argyle Television, Inc.
                  888 Seventh Avenue
                  New York, NY 10106
                  Attention:  Chief Financial Officer

           (iv) if given to any other Holder, at the address set forth on the books and records of the Trust or the Registrar, as applicable.

           All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or sent by a recognized overnight delivery service, charges prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

           SECTION 15.2. Governing Law. THIS DECLARATION AND THE RIGHTS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE AND ALL RIGHTS AND REMEDIES SHALL BE GOVERNED BY SUCH LAWS WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION THAT WOULD CALL FOR THE APPLICATION OF THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE; PROVIDED, HOWEVER, THAT THERE SHALL NOT BE APPLICABLE TO THE PARTIES HEREUNDER OR THIS DECLARATION ANY PROVISION OF THE LAWS (STATUTORY OR COMMON) OF THE STATE OF DELAWARE PERTAINING TO TRUSTS THAT RELATE TO OR REGULATE, IN A MANNER INCONSISTENT WITH THE TERMS HEREOF (A) THE FILING WITH ANY COURT OR GOVERNMENTAL BODY OR AGENCY OF TRUSTEE ACCOUNTS OR SCHEDULES OF TRUSTEE FEES AND CHARGES, (B) AFFIRMATIVE REQUIREMENTS TO POST BONDS FOR TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (C) THE NECESSITY FOR OBTAINING COURT OR OTHER GOVERNMENTAL APPROVAL CONCERNING THE ACQUISITION, HOLDING OR DISPOSITION OF REAL OR PERSONAL PROPERTY,
(D) FEES OR OTHER SUMS PAYABLE TO TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (E) THE ALLOCATION OF RECEIPTS AND EXPENDITURES TO INCOME OR PRINCIPAL,
(F) RESTRICTIONS OR LIMITATIONS ON THE PERMISSIBLE NATURE, AMOUNT OR CONCENTRATION OF TRUST INVESTMENTS OR REQUIREMENTS RELATING TO THE TITLING, STORAGE OR OTHER MANNER OF HOLDING OR INVESTING TRUST ASSETS OR (G) THE ESTABLISHMENT OF FIDUCIARY OR OTHER STANDARDS OF RESPONSIBILITY OR LIMITATIONS ON THE ACTS OR POWERS OF TRUSTEES THAT ARE INCONSISTENT WITH THE LIMITATIONS OR LIABILITIES OR AUTHORITIES AND POWERS OF THE TRUSTEES HEREUNDER AS SET FORTH OR REFERENCED IN THIS DECLARATION. SECTION 3540 OF TITLE 12 OF THE DELAWARE CODE SHALL NOT APPLY TO THE TRUST.

           SECTION 15.3. Intention of the Parties. It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

           SECTION 15.4. Headings. Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

           SECTION 15.5. Successors and Assigns. Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether or not so expressed.

           SECTION 15.6. Partial Enforceability. If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

           SECTION 15.7. Counterparts. This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

                           /s/ David J. Barrett
                         ----------------------------------------------------
                         David J. Barrett, as Administrative Trustee



                           /s/ Harry T. Hawks
                         ----------------------------------------------------
                         Harry T. Hawks, as Administrative Trustee



                           /s/ Jonathan C. Mintzer
                         ----------------------------------------------------
                         Jonathan C. Mintzer, as Administrative Trustee

                         WILMINGTON TRUST COMPANY, as Delaware Trustee

                         By  /s/ James T. Lawler
                             -------------------
                             Title: Authorized Signatory

                         WILMINGTON TRUST COMPANY, as Property Trustee

                         By  /s/ James T. Lawler
                             -------------------
                             Title: Authorized Signatory


                         HEARST-ARGYLE TELEVISION, INC., as Sponsor

                         By  /s/ Harry T. Hawks
                            -------------------------------------------------
                            Title:  Executive Vice President and
                                    Chief Financial Officer